UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     --------

                                   FORM N-CSRS
                                     --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                     --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-932-7781

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2005

                    DATE OF REPORTING PERIOD: APRIL 30, 2005

ITEM 1.    REPORTS TO STOCKHOLDERS.

================================================================================


                                  FMC STRATEGIC
                                   VALUE FUND



                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2005


ADVISED BY:
FIRST MANHATTAN CO.

================================================================================

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Dear Shareholder:

The following table summarizes performance data for the FMC Strategic Value Fund (the "Fund") for the period indicated:

--------------------------------------------------------------------------------

                                       SIX MONTHS ENDED APRIL 30, 2005
                                       -------------------------------
FMC Strategic Value Fund                            4.87%
Russell 2000 Value Index                            1.52%

THE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-FMC-4099.
--------------------------------------------------------------------------------
We are generally pleased with our results over the past six months, which outpaced our benchmark, the Russell 2000 Value Index, as well as the 3.28% increase for the S&P 500 Index.

The broad market trends during this recent period have been similar to those which we commented on in our 2004 year-end letter, that is, the Energy sector has remained strong while the Discretionary Consumer sector has been weak -- at least for some of our holdings. In Energy, we took advantage of the strength and sold our position in Rowan at an attractive profit. Our holdings in Energy are still sizable as we remain confident that the potential for meaningful appreciation exists based on our estimates of the intrinsic value that is tied to recent private market transactions for oil and gas assets. With certain holdings, such as Chesapeake Corp., Monaco Coach and Palm Harbor Homes, where the stocks declined during the past six months, in each case owing to disappointing short term profit results, we took advantage of the weakness and added to our position. We also have one deal pending: DoubleClick, which was discussed in our October, 2004 report, has agreed to be acquired by a private equity firm in a cash transaction. If the deal closes as proposed, we will receive an above average return on our investment, validating our estimate of DoubleClick's intrinsic value.

With respect to our outlook, we see that stock market volatility has increased significantly, while the wall of worry seems unusually high. Factors include high commodity prices, rising interest rates, inflation and booming residential housing prices. To date, we have been fortunate in being able to find attractive new additions to our portfolio, but we would not suggest that currently there is a surfeit of stocks selling at cheap values. With our cash position, however, we are in an excellent position to take advantage of opportunities.

Regarding  new  portfolio  additions,   we  would  like  to  highlight  Citizens
Communications and Spartan Motors.

Citizens Communications (CZN), a mid-cap stock with a total equity value of over $4 billion, is a leading rural telephone company. While the company operates in over 23 states, it is best known for its operations in Rochester, New York and Sacramento, California. CZN generates significant free cash flow, which in 2004 amounted to approximately $1.50 per share. Based on our analysis we believe this cash flow will remain steady and perhaps grow modestly, possibly in the low single digits. The company recently appointed a new CEO who seems dedicated to returning this free cash flow to shareholders. Based on our purchase price for CZN shares, we paid nine times 2004 free cash flow: this equates to an 11% return of which two thirds is being paid in a cash dividend (7.5% yield). While we would be pleased with an 11% annual return on our investment, we think there is potential to do even better.

Spartan Motors (SPAR), a small cap company, primarily manufactures chassis for the RV industry. As can be gleaned from our holding of Monaco Coach, we like the long-term demographic trend of this industry where the 50 plus age group, the prime buyers of RVs, is the fastest growing segment of the population. Spartan also manufactures emergency rescue vehicles and fire trucks, both of which have a favorable long-term economic outlook because of increased homeland security issues (and federal government funding) as well as an aging fleet of existing vehicles, particularly fire trucks where about 50% of the fleet is over 15 years old. Over the short-term, the spike in gasoline and diesel prices along with a dip in consumer confidence has temporarily dampened recent earnings results for industry participants. Profits for Spartan were soft in 2004 at $0.46 per share largely owing to start-up costs and inefficiencies associated with a move to a new plant in addition to a sharp increase in steel prices, which combined, cost the company over $0.40 per share. We estimate that within three years, under more normalized conditions, EPS could approach $1.25. As the balance sheet currently has virtually no debt and $1.00 per share in cash, this amount could swell to $3.00 per share in three years. Based on our average cost of less than $10.50, we think the reward/risk ratio is quite attractive.

We appreciate your continued confidence.

Sincerely,


/s/ Edward I. Lefferman


Edward I. Lefferman
Portfolio Manager

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF THE MANAGER AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE.

                     COMPARISON OF CHANGE IN THE VALUE OF A
               $10,000 INVESTMENT IN THE FMC STRATEGIC VALUE FUND
                       VERSUS THE RUSSELL 2000 VALUE INDEX
--------------------------------------------------------------------------------
                                 TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                   Annualized        Annualized       Annualized
  6 Month          One Year          3 Year            5 Year       Inception to
  Return            Return           Return            Return           Date(2)
--------------------------------------------------------------------------------
   4.87%            12.20%            9.90%            17.15%           15.11%
--------------------------------------------------------------------------------

[Line graph omitted] Plot points follow:

                        FMC Strategic               Russell 2000
                         Value Fund                  Value Index (3)
8/31/98                    $10,000                     $10,000
10/31/98                    11,114                      10,879
10/31/99                    11,143                      10,957
10/31/00                    13,813                      12,853
10/31/01                    16,149                      13,977
10/31/02                    17,533                      13,624
10/31/03                    21,767                      19,113
10/31/04                    26,111                      22,551
4/30/05                     27,383                      22,894


(1) The data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, the Fund shares may be worth less than its original cost. The Fund's performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund's returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers and reimbursements were previously in effect; if they had not been in effect, performance would have been lower.
(2) The FMC Strategic Value Fund commenced operations on August 17, 1998. The performance reflected in the graph begins at the end of the month operations commenced.
(3) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

[Pie chart omitted] Percentages follow:

PORTFOLIO COMPOSITION(4)

U.S. Treasury Obligations           23.2%
Petroleum & Fuel Products           18.8%
Automotive                           8.7%
Household Furniture & Fixtures       7.0%
Printing & Publishing                5.9%
Consumer Products                    4.5%
Machinery                            3.5%
Communications Equipment             3.3%
Transportation                       3.3%
Chemicals                            3.1%
Mobile Homes                         2.4%
Banks                                1.9%
Insurance                            1.9%
Paper & Paper Products               1.9%
Telephone & Telecommunications       1.9%
Office Equipment & Supplies          1.8%
Manufacturing                        1.4%
Food, Beverage & Tobacco             1.2%
Media                                1.2%
Foreign Stock                        1.1%
Marine Transportation                0.8%
Metals & Metal Fabricate             0.8%
Corporate Bonds                      0.4%


(4) Portfolio composition percentages are based upon the total investments of the Fund.

STATEMENT OF NET ASSETS                                 FMC STRATEGIC VALUE FUND

April 30, 2005                                                       (Unaudited)


                                                                    Market
                                                                     Value
                                                       Shares        (000)
--------------------------------------------------------------------------------
COMMON STOCK (76.1%)
AUTOMOTIVE (8.8%)
   Adesa ...........................................  135,000      $  3,266
   Monaco Coach ....................................  252,000         3,573
   Spartan Motors ..................................  200,000         2,006
                                                                   --------
                                                                      8,845
                                                                   --------
BANKS (1.9%)
   North Fork Bancorporation .......................   67,500         1,900
                                                                   --------
CHEMICALS (3.1%)
   FMC* ............................................   20,000           980
   MacDermid .......................................   70,000         2,125
                                                                   --------
                                                                      3,105
                                                                   --------
COMMUNICATIONS EQUIPMENT (3.4%)
   DoubleClick* ....................................  300,000         2,412
   Polycom* ........................................   65,000           992
                                                                   --------
                                                                      3,404
                                                                   --------
CONSUMER PRODUCTS (4.6%)
   Blyth ...........................................   80,000         2,193
   Tredegar ........................................  150,000         2,439
                                                                   --------
                                                                      4,632
                                                                   --------
FOOD, BEVERAGE & TOBACCO (1.2%)
   Agrium ..........................................   70,000         1,246
                                                                   --------
HOUSEHOLD FURNITURE & FIXTURES (7.1%)
   Dorel Industries, Cl B* .........................  101,300         3,090
   Ethan Allen Interiors ...........................   56,500         1,702
   Furniture Brands International ..................  120,000         2,326
                                                                   --------
                                                                      7,118
                                                                   --------
INSURANCE (1.9%)
   Commerce Group ..................................   32,300         1,908
                                                                   --------
MACHINERY (3.6%)
   AZZ* ............................................  105,300         1,632
   Gardner Denver* .................................   11,000           402
   Manitowoc .......................................   30,100         1,204
   Tecumseh Products, Cl A .........................   10,000           347
                                                                   --------
                                                                      3,585
                                                                   --------
MANUFACTURING (1.4%)
   Actuant, Cl A* ..................................   33,700         1,435
                                                                   --------
MARINE TRANSPORTATION (0.8%)
   CP Ships ........................................   55,000           773
                                                                   --------
    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                 FMC STRATEGIC VALUE FUND

April 30, 2005                                                       (Unaudited)


                                                                    Market
                                                                     Value
                                                       Shares        (000)
--------------------------------------------------------------------------------
MEDIA (1.2%)
   Liberty Media, Cl A* ............................   99,560      $  1,000
   Liberty Media International, Cl A* ..............    4,978           206
                                                                   --------
                                                                      1,206
                                                                   --------
METALS & METAL FABRICATE (0.8%)
   Mueller Industries ..............................   30,000           777
                                                                   --------
MOBILE HOMES (2.4%)
   Palm Harbor Homes* ..............................  144,600         2,464
                                                                   --------
OFFICE EQUIPMENT & SUPPLIES (1.8%)
   United Stationers* ..............................   44,000         1,856
                                                                   --------
PAPER & PAPER PRODUCTS (1.9%)
   Chesapeake ......................................  100,000         1,942
                                                                   --------
PETROLEUM & FUEL PRODUCTS (19.0%)
   Cooper Cameron* .................................   14,000           769
   Core Laboratories* ..............................  110,000         2,596
   Encore Acquisition* .............................   80,000         2,938
   FMC Technologies* ...............................   27,515           834
   Range Resources .................................  215,000         4,870
   Todco, Cl A* ....................................  198,200         4,410
   Transocean* .....................................   60,000         2,782
                                                                   --------
                                                                     19,199
                                                                   --------
PRINTING & PUBLISHING (6.0%)
   Reader's Digest Association .....................  190,000         3,230
   RR Donnelley & Sons .............................   85,000         2,797
                                                                   --------
                                                                      6,027
                                                                   --------
TELEPHONES & TELECOMMUNICATIONS (1.9%)
   Citizens Communications .........................  153,500         1,957
                                                                   --------
TRANSPORTATION (3.3%)
   Trinity Industries ..............................   50,000         1,168
   Westinghouse Air Brake Technologies .............  110,000         2,200
                                                                   --------
                                                                      3,368
                                                                   --------
TOTAL COMMON STOCK
   (Cost $56,569) ..................................                 76,747
                                                                   --------

FOREIGN STOCK (1.1%)
   Mettler Toledo International* ...................   24,000         1,100
                                                                   --------
TOTAL FOREIGN STOCK
   (Cost $643) .....................................                  1,100
                                                                   --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                 FMC STRATEGIC VALUE FUND

April 30, 2005                                                       (Unaudited)


                                                         Face        Market
                                                        Amount       Value
                                                        (000)        (000)
--------------------------------------------------------------------------------
CORPORATE BOND (0.4%)
   Mueller Industries
     6.000%, 11/01/14 ..............................   $  425      $    412
                                                                   --------
TOTAL CORPORATE BOND
   (Cost $425) .....................................                    412
                                                                   --------

U.S. TREASURY OBLIGATIONS (23.4%)
    U.S. Treasury Bills (A)
     3.059%, 10/06/05 ..............................    1,312         1,295
     2.957%, 09/01/05 ..............................    6,905         6,837
     2.751%, 08/04/05 ..............................    4,167         4,136
     2.589%, 07/07/05 ..............................    3,381         3,364
     2.398%, 06/02/05 ..............................    3,500         3,492
     2.307%, 05/05/05 ..............................    4,486         4,485
                                                                   --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $23,611) ..................................                 23,609
                                                                   --------
TOTAL INVESTMENTS (101.0%)
   (Cost $81,248) ..................................                101,868
                                                                   --------

OTHER ASSETS AND LIABILITIES (-1.0%)
   Payable for Investment Securities Purchased .....                 (1,104)
   Investment Advisory Fees Payable ................                    (84)
   Payable for Fund Shares Redeemed ................                    (14)
   Administration Fees Payable .....................                    (13)
   Other Assets and Liabilities, Net ...............                    163
                                                                   --------
TOTAL OTHER ASSETS AND LIABILITIES .................                 (1,052)
                                                                   --------
NET ASSETS -- 100%: ................................               $100,816
                                                                   ========
NET ASSETS:
   Portfolio Shares (unlimited authorization --
     no par value) based on 5,523,118 outstanding
     shares of beneficial interest .................               $ 79,093
   Distributions in excess of net investment income                     (21)
   Accumulated net realized gain on investments ....                  1,124
   Net unrealized appreciation on investments ......                 20,620
                                                                   --------
NET ASSETS .........................................               $100,816
                                                                   ========
   Net Asset Value, Offering and Redemption
     Price Per Share ...............................                 $18.25
                                                                   ========
 *  NON-INCOME PRODUCING SECURITY
(A) THE RATE REPORTED IS THE EFFECTIVE YIELD AT TIME OF PURCHASE.
CL -- CLASS

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                           FMC STRATEGIC VALUE FUND

For the Six Month Period Ended April 30, 2005                        (Unaudited)


--------------------------------------------------------------------------------
Investment Income:
   Dividend Income (less foreign withholding taxes of $1) .............  $  351
   Interest Income ....................................................     250
--------------------------------------------------------------------------------
     Total Investment Income ..........................................     601
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees...........................................      478
   Administration Fees ...............................................       72
   Trustees' Fees ....................................................        1
   Transfer Agent Fees ...............................................       18
   Professional Fees .................................................       10
   Printing Fees .....................................................        9
   Registration and Filing Fees ......................................        9
   Custodian Fees ....................................................        3
   Insurance and Other Fees ..........................................        4
--------------------------------------------------------------------------------
     Total Expenses ..................................................      604
--------------------------------------------------------------------------------
     Net Investment Loss..............................................       (3)
--------------------------------------------------------------------------------
Net Realized Gain on Investments .....................................    1,125
Net Change in Unrealized Appreciation on Investments .................    2,643
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments..................    3,768
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations..................   $3,765
================================================================================



    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)                                                       FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2005 (Unaudited) and the Year Ended October 31, 2004


                                                                                Six Months           Twelve Months
                                                                            November 1, 2004 to   November 1, 2003 to
                                                                              April 30, 2005       October 31, 2004
-----------------------------------------------------------------------------------------------------------------------
Operations:
   Net Investment Income (Loss)...........................................       $     (3)             $  572
   Net Realized Gain on Investments ......................................          1,125               4,224
   Net Change in Unrealized Appreciation on Investments...................          2,643               7,152
-----------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations.................          3,765              11,948
-----------------------------------------------------------------------------------------------------------------------
Dividends and Distributions:
   Net Investment Income..................................................           (590)                  --
   Net Realized Gain......................................................         (4,219)               (328)
-----------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions ...................................         (4,809)               (328)
-----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Issued ................................................................         19,860              20,033
   In Lieu of Dividends and Distributions ................................            252                  20
   Redeemed ..............................................................         (1,796)             (2,544)
-----------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Derived from Capital Share Transactions ..         18,316              17,509
-----------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ........................................         17,272              29,129
-----------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period....................................................         83,544              54,415
-----------------------------------------------------------------------------------------------------------------------
   End of Period..........................................................       $100,816             $83,544
=======================================================================================================================
Undistributed (Distributions in Excess of) Net Investment Income .........       $    (21)            $   572
=======================================================================================================================
Shares Issued and Redeemed:
   Issued ................................................................          1,054               1,159
   In Lieu of Dividends and Distributions ................................             13                   1
   Redeemed ..............................................................            (95)               (146)
-----------------------------------------------------------------------------------------------------------------------
     Net Increase in Shares Outstanding from Share Transactions...........            972               1,014
=======================================================================================================================

Amounts designated as -- are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS                                                                                  FMC STRATEGIC VALUE FUND

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2005 (Unaudited) and for the Years Ended October 31,


          Net                                                                                               Net
         Asset        Net       Realized and                 Dividends    Distributions       Total        Asset
         Value,    Investment    Unrealized        Total      from Net        from          Dividends      Value,
       Beginning     Income         Gain           from      Investment     Realized           and          End       Total
       of Period     (Loss)     on Securities   Operations     Income        Gains        Distributions  of Period   Return(2)
       ---------   ----------   -------------   ----------   ----------   -------------   -------------  ---------   ---------
2005(1) $18.36      $ 0.00(4)      $0.92          $0.92       $(0.12)       $(0.91)         $(1.03)       $18.25       4.87%(3)
2004     15.39        0.14(4)       2.92           3.06           --         (0.09)          (0.09)        18.36      19.96
2003     12.51       (0.05)         3.05           3.00           --         (0.12)          (0.12)        15.39      24.15
2002     12.19       (0.02)         1.05           1.03           --         (0.71)          (0.71)        12.51       8.57
2001     12.26        0.07          1.76           1.83        (0.07)        (1.83)          (1.90)        12.19      16.91
2000     10.31        0.09          2.29           2.38        (0.08)        (0.35)          (0.43)        12.26      23.96

                                                     Ratio
                                    Ratio         of Expenses
          Net                       of Net         to Average
        Assets,      Ratio        Investment      Net Assets
          End     of Expenses   Income (Loss)      (Excluding      Portfolio
      of Period   to Average      to Average     Waivers and/or    Turnover
         (000)    Net Assets      Net Assets    Reimbursements)      Rate
      ---------   -----------   -------------   ---------------   ---------
2005(1)$100,816      1.26%          (0.01)%          1.26%           3.27%
2004     83,544      1.28            0.81            1.28           18.94
2003     54,415      1.30           (0.40)           1.34            6.68
2002     31,671      1.30           (0.19)           1.56            3.26
2001     18,157      1.30            0.55            2.31           29.75
2000     11,076      1.30            0.81            2.81           23.93


(1) All ratios for the period have been annualized. Net investment loss amount represents less than $0.01 per share.
(2) Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.
(3) Total return is for the period indicated and has not been annualized.
(4) Per share calculations were performed using average shares for the period. Amounts designated as "--" are either $0 or have been rounded to $0.




    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2005                                                       (Unaudited)



1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 funds. The financial statements herein are those of the FMC Strategic Value Fund (the "Fund"). The financial statements of the remaining funds are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

   Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees (the "Board"). The Fund's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

   For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2005                                                       (Unaudited)



   of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator and the Fund holds the relevant securities, then the administrator will notify the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, DISTRIBUTION AND TRANSFER AGENT AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund for an annual fee equal to the higher of $75,000 or 0.15% of the Fund's average daily net assets.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.30% of the Fund's average daily net assets. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

Wachovia Bank, N.A. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

NOTES TO FINANCIAL STATEMENTS                           FMC STRATEGIC VALUE FUND

April 30, 2005                                                       (Unaudited)



6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales and maturities, other than short-term investments, for the six months ended April 30, 2005, were as follows (000):

Purchases
  U.S. Government ..................... $    --
  Other ...............................  10,295
Sales and Maturities
  U.S. Government .....................      --
  Other ...............................   2,466

7.  FEDERAL TAX INFORMATION:

It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments. Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

The tax character of dividends and distributions declared during the years ended October 31, 2004, and October 31, 2003, were as follows (000):

                ORDINARY      LONG-TERM
                 INCOME      CAPITAL GAIN      TOTAL
                --------     ------------      ------
   2004          $ --            $328           $328
   2003           38              265            303
As of October 31, 2004, the components of Distributable Earnings were as follows
(000):

Undistributed Ordinary Income ............... $   972
Undistributed Long-Term Capital Gains .......   3,818
Unrealized Appreciation .....................  17,977
                                              -------
Total Distributable Earnings ................ $22,767
                                              =======

For Federal income tax purposes, the cost of securities owned at April 30, 2005, and the net realized gains or losses on securities sold for the period then ended were not different from the amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at April 30, 2005, was as follows (000):

      FEDERAL                                NET
       TAX      APPRECIATED  DEPRECIATED   UNREALIZED
       COST     SECURITIES   SECURITIES   APPRECIATION
       ----     ----------   -----------  ------------
     $81,248     $22,306      $(1,686)      $20,620

8. OTHER:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

DISCLOSURE OF FUND EXPENSES                             FMC STRATEGIC VALUE FUND

                                                                     (Unaudited)


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

 o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

   You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

 o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

---------------------------------------------------------------------------------------------------------------
                                         BEGINNING             ENDING                                EXPENSES
                                         ACCOUNT               ACCOUNT           ANNUALIZED            PAID
                                           VALUE                VALUE              EXPENSE            DURING
                                         11/01/04             04/30/05             RATIOS             PERIOD*
---------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN                      $1,000.00            $1,048.70              1.26%             $6.40
HYPOTHETICAL 5% RETURN                   1,000.00             1,018.55              1.26               6.31
---------------------------------------------------------------------------------------------------------------
*Expenses are equal to the Fund's  annualized  expense  ratio  multiplied by the average  account  value over the period,  multiplied  by 181/365 (to reflect the one-half year period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS              FMC STRATEGIC VALUE FUND

April 30, 2005                                                       (Unaudited)


BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. The Board's continuance of the Advisory Agreement, after the initial two-year term, must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Board use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting on February 23, 2005, the Board requested and received written materials from the Adviser regarding: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund's shareholders, as discussed in further detail below.

At the meeting, a senior executive from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Advisory Agreement. Among other things, the senior executive reviewed the Adviser's background and investment management philosophy, noting that the shareholders of the Fund were comprised primarily of customers of the Adviser related to its investment management clients, and, as a result, asset levels were generally stable.

The Board then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

NATURE, EXTENT AND QUALITY OF ADVISORY AND OTHER SERVICES. The Board considered the Adviser's registration as a broker-dealer and its execution of Fund brokerage transactions, including the Adviser's best execution procedures, noting the experience of its trading staff. The Board also considered the experience of the individuals responsible for the day-to-day management of the Fund, and their long tenure with the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser's portfolio management personnel, and the Board concluded that it was satisfied with the services provided to the Fund.

FUND PERFORMANCE AND INVESTMENT OBJECTIVES. The Board also compared the Fund's performance to benchmark indices and other similar mutual funds over various periods of time and concluded that they were satisfied with the investment performance of the Fund.

COSTS OF ADVISORY SERVICES AND ECONOMIES OF SCALE. In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed a report of the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund and concluded that such profit levels were reasonable. The Board also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds; it concluded that the advisory fee was reasonable and the result of arm's length negotiations, and the expense ratio paid by the Fund was consistent with industry standards. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Based  on the  Board's  deliberations  and  its  evaluation  of the  information
described  above,  the  Board,   including  all  of  the  independent  Trustees,
unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

                                      NOTES

================================================================================

                            FMC STRATEGIC VALUE FUND
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009

                                    ADVISER:
                               FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI INVESTMENTS GLOBAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20036

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                                    KPMG LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted
proxies   is  also   available   on  the   SEC's   website   on  Form   N-PX  at
http://www.sec.gov.

FMC-SA-001-0400

================================================================================

ITEM 2.    CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                                   The Advisors' Inner Circle Fund


By (Signature and Title)*                      /s/ James F. Volk
                                               ------------------------
                                               James F. Volk, President

Date:  June 27, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                      /s/ James F. Volk
                                               ------------------------
                                               James F. Volk, President

Date:  June 27, 2005


By (Signature and Title)*                      /s/ Peter J. Golden
                                               ---------------------------------
                                               Peter J. Golden, Controller & CFO

Date:  June 27, 2005


* Print the name and title of each signing officer under his or her signature.